EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stage Stores, Inc. (the "Company") on Form 10-Q for the period ended November 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James R. Scarborough, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 11, 2003                                                                                                                             /s/ James R. Scarborough
                                                                                                                                                              James R. Scarborough
                                                                                                                                                              Chief Executive Officer